 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2017

 FGL Holdings

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37779	98-1354810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sterling House

16 Wesley Street

Hamilton HM CX, Bermuda

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 445-6758

CF Corporation

1701 Village Center Circle

Las Vegas, Nevada 89134

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 30, 2017, FGL Holdings (formerly known as CF Corporation), a Cayman Islands exempted company, issued a press release announcing that it has consummated its previously announced acquisition of Fidelity & Guaranty Life, a Delaware corporation. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release dated November 30, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FGL HOLDINGS

	By:	/s/ Eric L. Marhoun
Name: Eric L. Marhoun
Title: General Counsel and Secretary

Dated: November 30, 2017